                            SCHEDULE 14A INFORMATION
                SOLICITATION STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [  ]

Check the appropriate box:
[ ]  Preliminary Solicitation Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive  Solicitation  Statement
[X]  Definitive  Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            CELLULARVISION USA, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
 (Name of Person(s) Filing Solicitation Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]  No fee required.
[X]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1)     Title of each class of securities to which transaction applies:
                           Not Applicable
--------------------------------------------------------------------------------

         (2)      Aggregate number of securities to which transactions applies:
                           Not Applicable
--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                           Not Applicable
--------------------------------------------------------------------------------

         (4)      Proposed maximum aggregate value of transaction:
                           $32,500,000
--------------------------------------------------------------------------------

         (5)      Total fee paid:
                           $6,500
--------------------------------------------------------------------------------

         [X]      Fee paid previously with preliminary materials.
         [ ]      Check box if any part of the fee is offset  as  provided  by
                  Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:
                           $6,500
--------------------------------------------------------------------------------

         (2)      Form, Schedule or Registration Statement No.:
                           Schedule 14A
--------------------------------------------------------------------------------

         (3)      Filing Party:
                           CellularVision USA, Inc.
--------------------------------------------------------------------------------

         (4)      Date Filed:
                           August 14, 1998
--------------------------------------------------------------------------------

                            CELLULARVISION USA, INC.
                            140 58TH STREET, SUITE 7E
                            BROOKLYN, NEW YORK 11220


                               IMPORTANT REMINDER

                                                                October 22, 1998

Dear Fellow Stockholder:

         We have previously sent you materials asking you to consent to a proposal to approve and adopt an agreement between WinStar Communication, Inc. and the Company.

         To date, your consent has not been received. The Company encourages you to promptly sign, date and mail the enclosed duplicate consent card today in the envelope provided.

         For reasons outlined in the Solicitation Statement, a majority of the Board of Directors recommends that stockholders vote FOR the approval and adoption of the agreement.

         Your consent is important to us no matter how many or how few shares you may own. You should know that WinStar has extended its termination date and that your vote will count. The sooner we receive the required number of votes, the sooner we will be able to close the WinStar transaction.

         We appreciate your prompt attention to voting your shares and thank you for your continued support.

Sincerely yours,

/s/ Shant S. Hovnanian
----------------------
Shant S. Hovnanian

      ---------------------------------------------------------------------

               FOR INFORMATION OR ASSISTANCE IN VOTING YOUR SHARES
                    BY EITHER MAIL OR TELEPHONE, PLEASE CALL

                            MacKenzie Partners, Inc.
                            (800) 322-2885 Toll Free
                             (212) 929-5500 Collect.

      ---------------------------------------------------------------------